                                                                   EXHIBIT 10.10





                       THE ALLIED CAPITAL ADVISERS, INC.
                           DEFERRED COMPENSATION PLAN




                            Adopted January 1, 1997

                       THE ALLIED CAPITAL ADVISERS, INC.
                           DEFERRED COMPENSATION PLAN


                               Table of Contents

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ARTICLE I - GENERAL

         Section 1.1      Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
         Section 1.2      Intent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

ARTICLE II - DEFINITIONS AND USAGE

         Section 2.1      Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         Section 2.2      Usage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

ARTICLE III - ELIGIBILITY AND PARTICIPATION

         Section 3.1      Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         Section 3.2      Participation . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

ARTICLE IV - PLAN BENEFIT

         Section 4.1      Plan Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
         Section 4.2      Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
         Section 4.3      Participant's Deferral Election . . . . . . . . . . . . . . . . . . .  7
         Section 4.4      Investment Procedure  . . . . . . . . . . . . . . . . . . . . . . . .  8
         Section 4.5      Valuation of Accounts . . . . . . . . . . . . . . . . . . . . . . . .  8

ARTICLE V - VESTING AND DISTRIBUTION

         Section 5.1      Vesting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
         Section 5.2      Distributable Events  . . . . . . . . . . . . . . . . . . . . . . . .  9
         Section 5.3      Amount of Plan Benefits . . . . . . . . . . . . . . . . . . . . . . .  9
         Section 5.4      Plan Benefit Payment Options  . . . . . . . . . . . . . . . . . . . .  9
         Section 5.5      Commencement of Benefit Payments  . . . . . . . . . . . . . . . . .   10
         Section 5.6      Form of Benefit Payments  . . . . . . . . . . . . . . . . . . . . .   10
         Section 5.7      Age 60 and Age 65 Benefit Payment Distribution Options  . . . . . .   10
         Section 5.8      Plan Benefit Payment Election Procedures  . . . . . . . . . . . . .   11
         Section 5.9      Form of Benefit Payments Upon Death . . . . . . . . . . . . . . . .   11
         Section 5.10     Designation of Beneficiary  . . . . . . . . . . . . . . . . . . . .   11
         Section 5.11     Hardship Withdrawals of Elective Deferral and
                          Employer Contributions  . . . . . . . . . . . . . . . . . . . . . .   11

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                       THE ALLIED CAPITAL ADVISERS, INC.
                           DEFERRED COMPENSATION PLAN


                         Table of Contents (continued)

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ARTICLE VI - ADMINISTRATION

         Section 6.1      General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         Section 6.2      Administrative Rules  . . . . . . . . . . . . . . . . . . . . . . .   12
         Section 6.3      Duties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         Section 6.4      Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13

ARTICLE VII - CLAIMS PROCEDURE

         Section 7.1      General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         Section 7.2      Denials . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         Section 7.3      Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         Section 7.4      Appeals Procedure . . . . . . . . . . . . . . . . . . . . . . . . .   14
         Section 7.5      Review  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14

ARTICLE VIII - TRUST

         Section 8.1      Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         Section 8.2      Contributions and Expenses  . . . . . . . . . . . . . . . . . . . .   15
         Section 8.3      Trustee Duties  . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         Section 8.4      Reversion to the Employer . . . . . . . . . . . . . . . . . . . . .   15

ARTICLE IX - MISCELLANEOUS PROVISION

         Section 9.1      Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         Section 9.2      Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         Section 9.3      No Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         Section 9.4      Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . .   16
         Section 9.5      Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         Section 9.6      No Guarantee of Employment  . . . . . . . . . . . . . . . . . . . .   16
         Section 9.7      Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         Section 9.8      Notification of Addresses . . . . . . . . . . . . . . . . . . . . .   16
         Section 9.9      Bonding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

                       THE ALLIED CAPITAL ADVISERS, INC.
                           DEFERRED COMPENSATION PLAN


                                    PREAMBLE



WHEREAS, the Employer recognizes the unique qualifications of its executive employees and the valuable services that they have provided to or for the Employer; and

WHEREAS, the Employer now desires to adopt the Deferred Compensation Agreement for Officers of Allied Capital Advisers, Inc., and to rename the plan the Allied Capital Advisers, Inc. Deferred Compensation Plan.

NOW, THEREFORE, in consideration of the premises and of the provisions hereinafter set forth, the Allied Capital Advisers, Inc. Deferred Compensation Plan (the "Plan") shall be and hereby is established as follows:

                                   ARTICLE I
                                    GENERAL


SECTION 1.1 Effective Date. The provisions of this Plan, as amended and restated, shall be effective as of January 1, 1997. The rights, if any, of any person whose status as an employee of the Employer has terminated shall be determined pursuant to the Plan as in effect on the date such employee terminated, unless a subsequently adopted provision of the Plan is made specifically applicable to such person.

SECTION 1.2 Intent. The Plan is intended to be an unfunded plan for the purpose of providing deferred compensation to a select group of management or highly compensated employees as such group is described under Sections 201(2) and 301(a)(3) of ERISA. The Plan is not intended to be a plan described in
Section 401(a)(1) of the Code.

                                   ARTICLE II
                             DEFINITIONS AND USAGE


SECTION 2.1 Definitions. Wherever used in the Plan, the following words and phrases shall have the meaning set forth below unless the context plainly requires a different meaning:

         "Account" means the account established on behalf of each Participant as described in Section 4.2.

         "Administrator" means the person or persons described in Article VI.

         "Beneficiary" means those persons designated as a Beneficiary by the Participant in the Participant Deferral Agreement.

         "Board" means the Board of Directors of Allied Capital Advisers, Inc.

         "Bonus" means any amount paid to an employee, which is designated by the Employer as a bonus.

         "Bonus Deferral Election" means an election made pursuant to Section 4.3(b) of the Plan.

         "Change in Control" means any change in control of the Employer as the result of (a) the acquisition by any individual, entity or group of persons, within the meaning of sections 13(d)(3) or 14(d) of the Securities Exchange Act of 1934, or any other comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934) of 25 percent or more of either the outstanding shares of common stock or the combined voting power of the Employer's then outstanding voting securities entitled to vote generally, or (b) the approval by the stockholders of the Employer of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of the Employer immediately prior to such reorganization, merger or consolidation do not immediately thereafter own more than 25 percent of the combined voting power of the reorganized, merged, or consolidated Employer's then outstanding securities that are entitled to vote generally in the election of directors, or (c) the sale of substantially all of the Employer's assets, or (d) bankruptcy, which results in a change of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934) of 25 percent or more of either the outstanding shares of common stock or the combined voting power of the Employer's then outstanding voting securities entitled to vote generally.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Compensation" means "Compensation" as defined under the Retirement Plan. However, for purposes of this Plan "Compensation" shall not include Bonuses and shall be determined without regard to the limitations imposed by Code Section 401(a)(17).

         "Compensation Deferral Election" means an election made pursuant to
         Section 4.3(a) of the plan.

         "Disability" means a physical or mental condition of a Participant resulting from a bodily injury, disease, or mental disorder which renders him or her incapable of continuing in the employment of the Employer. Such Disability shall be determined by the Administrator, in its discretion, based upon appropriate medical advice and examination.

         "Employer" means Allied Capital Advisers, Inc., its successors and its subsidiaries.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "Insolvency" means the Employer (a) is unable to pay its debts as they become due, or (b) is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

         "Normal Retirement Age" means age sixty (60).

         "Participant" means an eligible employee of the Employer designated by the Board for participation in the Plan, or a person who was such a Participant at the time of retirement, death, disability or resignation, or a Beneficiary who is presently entitled to benefits under the Plan in accordance with its terms.

         "Participant Deferral Agreement" means an agreement entered into between a Participant and the Employer for the Purposes set forth in Articles IV and V.

         "Plan" means the Allied Capital Advisers, Inc. Deferred Compensation Plan, as amended from time to time.

         "Plan Benefit" means the benefit of a Participant as determined under
         Article IV of the Plan.

         "Plan Year" means the calendar year.

         "Retirement" means the date on or after a Participant reaches Normal Retirement Age on which such Participant retires from the Employer.

         "Trust" means a trust which may be established by the Employer in accordance with Article VIII to provide the benefits described in this Plan.

         "Trustee" means the corporation or individual(s) selected by the Employer to serve as trustee for the Trust.


SECTION 2.2 Usage. Except where otherwise indicated by the context, any masculine terminology used herein shall also include the feminine and vice versa, and the definition of any term herein in the singular shall also include the plural and vice versa.

                                  ARTICLE III
                         ELIGIBILITY AND PARTICIPATION


SECTION 3.1 Eligibility. Any officer of the Employer shall be eligible to participate in the Plan at such time and for such period as designated by the Board.

SECTION 3.2 Participation. An employee who is eligible to participate in the Plan pursuant to Section 3.1 shall become a Participant at such time and for the period he is designated by the Board.

If, at any time, an employee is determined or reasonably believed, based on a judicial or administrative determination or opinion of counsel, not to qualify as "management" or a "highly compensated employee" under ERISA Sections 201(2), 301(a)(3), and 401(a)(1), the employee shall cease participation in the Plan as of the date of that determination and the Plan Benefit to which he is entitled will be distributed to him as soon as administratively possible in a single lump-sum payment, notwithstanding any other provision of the Plan.

                                   ARTICLE IV
                                  PLAN BENEFIT


SECTION 4.1 Plan Benefit. A Participant's Plan Benefit shall be equal to the total amount credited to the Participant's Account under this Article IV. Such Plan Benefit shall become nonforfeitable and payable to the Participant as provided under Article V.

SECTION 4.2 Accounts. For each Participant, the Administrator shall establish and maintain a Participant Account. All amounts which are credited to the Account shall be credited solely for purposes of accounting and computation, and shall remain assets of the Employer subject to the claims of the Employer's general creditors. A Participant's Account shall be reduced by an amount equal to any Plan Benefit previously distributed to him pursuant to
Article V. A Participant's Account shall include amounts credited under the Plan for the Plan Year beginning January 1, 1997.

SECTION 4.3 Participant's Deferral Elections. For each Plan Year, each eligible Participant may make the following deferral elections:

         (a) Compensation Deferral Election: Prior to the beginning of the Plan Year, or prior to the date of entry as a Participant under the Plan, an eligible Participant may authorize the Employer to reduce his or her Compensation by any specific amount or percentage as specified in a Participant Deferral Agreement in effect for each Plan Year (in lieu of receiving cash Compensation), and to have such amount credited to the Participant's Account under this Article IV. The Participant Deferral Agreement shall be effective only with respect to Compensation earned after the agreement becomes effective. No more than one Compensation Deferral Election may be made during each Plan Year. However, a Participant may terminate the election at any time with respect to Compensation not yet earned.

         (b) Bonus Deferral Election: Prior to the end of the Plan Year in which the Bonus is earned, an eligible Participant may authorize the Employer to reduce his or her Bonus by any specific amount or percentage as specified in a Participant Deferral Agreement in effect for each Plan Year (in lieu of receiving a cash Bonus), and to have such amount credited to the Participant's Account under this Article IV.

SECTION 4.4 Investment Procedure. The Employer and each employee who is eligible to participate in the Plan may, at the discretion of the Employer, execute an agreement which reflects the deemed investment of the portion of the Participant's Compensation and Bonus which shall be applied to the payment of the Participant's Plan Benefit under the Plan. The Administrator shall retain overriding discretion over the selection of investment vehicles and the Administrator may change, alter or modify its investment policy as it deems appropriate, from time to time, to maximize benefits under the Plan. Any such change, alteration or modification shall be communicated to the Participants under procedures adopted by the Administrator.

SECTION 4.5 Valuation of Accounts. The value of a Participant's Account shall be determined from time to time by the Trustee in the following manner.

         (a) During any period of time in which a Participant's Account is deemed invested in whole or in part pursuant to the agreement with the Participant (in the manner described in Section 4.4), the income and expenses, gains and losses, both realized and unrealized, from such deemed investments shall be determined by the Trustee. The amount so determined shall be credited to the Account of the Participant proportionately in accordance with procedures established by the Administrator.

         (b) All benefits and deferrals on behalf of a Participant shall be credited to the Account of the Participant in accordance with this Article IV.

         (c) Each Participant's Account shall be valued as of the last day of each Plan Year or more frequently as determined by the Administrator.

         (d) All credits to a Participant's Account under this Section 4.5 shall be deemed to have been made on the applicable valuation date in the order of priority set forth in this Section 4.5, even though actually determined at a later date.

         (e) Each Participant's Account shall include amounts previously credited under the Plan prior to the effective date of this amendment and restatement, January 1, 1997.

                                   ARTICLE V
                            VESTING AND DISTRIBUTION


SECTION 5.1 Vesting. Amounts credited under the Plan shall at all times be 100% vested and non-forfeitable.

SECTION 5.2 Distributable Events. Except as otherwise provided in Section 5.7, a Participant's Plan Benefit shall become distributable upon the occurrence of one of the following events:


           1. Separation from service (other than on account of Retirement, death, or Disability)

           2.    Retirement

           3.    Disability

           4.    Death

           5.    Insolvency

           6.    Change in Control (as defined in Section 2.1)

           7. Future determined date (at least 2 years from the signing date of the Participant Deferral Agreement)

           8.    Termination of the Plan


SECTION 5.3 Amount of Plan Benefits. A Participant's Plan Benefit shall equal the total amount credited to the Participant's Account in accordance with
Article IV as of the date a distributable event occurs.

SECTION 5.4      Plan Benefit Payment Options.  Subject to the provisions of
Section 5.9, upon the occurrence of a distributable event listed in Section 5.2, a Participant may elect one of the following Plan Benefit payment options:

         (a) Lump-sum - A Participant may elect to receive his Plan Benefit in a single lump sum distribution.

         (b) Installments - Alternatively, a Participant may elect to receive his Plan Benefit in equal annual installments over a period of not less than three years and not greater than ten years.

SECTION 5.5      Commencement of Benefit Payments.   At the election of the
Participant or Beneficiary, if applicable, the payment of Plan Benefits shall commence no earlier than three months and no later than six months from the expiration of the ninety-day election period provided for in Section 5.8. In the event of a distribution on account of hardship, the payment of Plan Benefits shall commence as soon as administratively feasible from the date the Administrator determines that a Participant is entitled to a hardship distribution under the Plan.

SECTION 5.6 Form of Benefit Payments. At the discretion of the Administrator, Plan Benefits will be paid in the form of cash equal to the value of Plan Benefit payable on such benefit payment date.

SECTION 5.7      Age 60 and Age 65 Benefit Payment Distribution Options.

         (a) Upon the consent of the Employer, and subject to the conditions prescribed in subparagraph (b) below, before the end of the Plan Year beginning immediately prior to the Plan Year in which an active Participant reaches age 60 or age 65, such Participant can elect to begin receiving his or her Plan Benefit determined, as of the end of such preceding Plan Year, in monthly or annual installments (as such participant elects) over a period of not less than three years and not longer than ten years. If inactive Participant does not affirmatively elect to begin receiving his or her Plan Benefit under this paragraph or, if the Employer does not consent to such an election, the Participant shall not be eligible to begin receiving benefits until the earlier of a distributable event described in Section 5.2, or in the case of an active Participant who has not attained age 60, the Plan year ending immediately prior to the Plan Year in which he reaches age 65.

         (b) In order to begin receiving Plan Benefits under this Section 5.7, a Participant must be an active employee on the date such benefits are elected and on the date payment of such benefits subsequently commence.

         (c) If a Participant experiences a distributable event described in Section 5.2 after an election is made and consent is given by the Board under this Section 5.7, the Participant or Beneficiary shall have the same distribution options provided in Section 5.4, with the value of his Plan Benefit as of such date decreased by amounts distributed under this Section 5.7.

         (d)     A Participant who begins receiving Plan Benefits under this
                 Section 5.7 shall continue to be eligible for future credits under the Plan to the extent such Participant is otherwise entitled to receive credits under the terms and operation of the Plan.

         (e)     If a Participant elects to receive benefits under this Section
                 5.7 and the Employer consents to such election, the distribution of the Participant's benefits will commence at a time mutually agreed to between the Participant and the Employer when the election is made and consent given under this Section 5.7.

SECTION 5.8 Plan Benefit Payment Election Procedures. For purposes of making the elections provided in Section 5.4, 5.5 and 5.7, each Participant and Beneficiary, if applicable, shall be provided with an election form prepared by the Administrator within a reasonable period of time after the Participant experiences a distributable event or becomes eligible for the special Age 60 or Age 65 Benefit Payment Distribution Options prescribed in Section 5.7. This election form must be properly executed by the Participant on or before the ninetieth day from the day such form is provided to the Participant. If an election form is not properly executed as provided herein, the Participant will be deemed (a) in the case of the elections provided in Section 5.4 and 5.5 to have elected to receive his or her Plan Benefits in annual installments over a three to ten year period commencing three months from the date the ninety-day period provided herein expires; or (b) in the case of the elections provided in
Section 5.7 to have declined to begin receiving Plan Benefits under the special Age 60 or Age 65 Benefit Payments Distribution Option provided in Section 5.7.

SECTION 5.9      Form of Benefit Payments Upon Death.   Upon the death of a
Participant who has not yet begun to receive benefits under this Plan, the Participant's Beneficiary or Beneficiaries may elect to receive the Plan Benefit in accordance with Section 5.4. Upon the death of a Participant who has already begun to receive his Plan Benefit under this Plan in the form of installments, the Participant's Beneficiaries will receive the remaining Plan Benefits in equal annual installments in the same manner elected by the Participant.

SECTION 5.10 Designation of Beneficiary. A Participant may, in the Participant Deferral Agreement, designate one or more primary and contingent Beneficiaries to receive the Plan Benefit which may be payable hereunder following the Participant's death, and may designate the proportions in which such Beneficiaries are to receive such payments. A Participant may change such designations from time to time, and the last written designation filed with the Administrator prior to the Participant's death shall control. If a Participant fails to specifically designate a Beneficiary or, if no designated Beneficiary survives the Participant, payment shall be made to the Participant's estate in a single lump-sum, notwithstanding any other provision of this Plan.

SECTION 5.11 Hardship Withdrawals of Elective Deferral and Employer Contributions. A distribution in an amount no greater than to a Participant's Account balance may be made to a Participant in the event of hardship. For this purpose, a withdrawal will be considered to be required due to a hardship only if, under uniform rules and polices, the Administrator determines that the purpose of the withdrawal is to meet an immediate and heavy financial need.
The decision of the Administrator as to whether a hardship withdrawal shall be permitted is final and conclusive.

                                   ARTICLE VI
                                 ADMINISTRATION


SECTION 6.1 General. The Administrator shall be the Board, or such other person or persons as designated by the Board. Except as otherwise specifically provided in the Plan, the Administrator shall be responsible for administration of the Plan. The Administrator shall be the "named fiduciary" within the meaning of Section 402(c)(2) of ERISA.

SECTION 6.2 Administrative Rules. The Administrator may adopt such rules of procedure as it deems desirable for the conduct of its affairs, except to the extent that such rules conflict with the provisions of the Plan.

SECTION 6.3 Duties. The Administrator shall have the following rights, powers and duties:

         (a) The decision of the Administrator in matters within its jurisdiction shall be final, binding and conclusive upon the Employer and upon any other person affected by such decision, subject to the claims procedure hereinafter set forth.

         (b) The Administrator shall have the duty and authority to interpret and construe the provisions of the Plan, to decide any question which may arise regarding the rights of employees, Participants, and Beneficiaries, and the amount of their respective interests, to adopt such rules and to exercise such powers as the Administrator may deem necessary for the administration of the Plan, and to exercise any other rights, powers or privileges granted to the Administrator by the terms of the Plan.

         (c) The Administrator shall maintain full and complete records of its decisions. Its records shall contain all relevant data pertaining to the Participant and his rights and duties under the Plan. The Administrator shall have the duty to maintain Account records of all Participants. The Administrator shall also have the duty to report pertinent information regarding Participant Accounts to Participants at least annually.

         (d) The Administrator shall cause the principal provisions of the Plan to be communicated to the Participants, and a copy of the Plan and other documents shall be available at the principal office of the Employer for inspection by the Participants at reasonable times determined by the Administrator.

         (e) The Administrator shall periodically report to the Board with respect to the status of the Plan.

SECTION 6.4 Fees. No fee or compensation shall be paid to any person for services as the Administrator.

                                  ARTICLE VII
                                CLAIMS PROCEDURE


SECTION 7.1 General. Any claim for Plan Benefits under the Plan shall be filed by the Participant or Beneficiary ("claimant") on the form prescribed for such purpose with the Administrator.

SECTION 7.2 Denials. If a claim for Plan Benefits under the Plan is wholly or partially denied, notice of the decision shall be furnished to the claimant by the Administrator within sixty days after receipt of the claim by the Administrator, unless special circumstances require an extension of time of sixty days (for a total of 120 days).

SECTION 7.3 Notice. Any claimant who is denied a claim for Plan Benefits shall be furnished written notice setting forth:

         (a)     the specific reason or reasons for the denial;

         (b) specific reference to the pertinent provision of the Plan upon which the denial is based;

         (c) a description of any additional material or information necessary for the claimant to perfect the claim; and

         (d)     an explanation of the claim review procedure under Section
                 7.5.

SECTION 7.4 Appeals Procedure. In order that a claimant may appeal a denial of a claim, the claimant or the claimant's duly authorized representative may:

         (a) request a review by written application to the Administrator, or its designate, no later than sixty days after receipt by the claimant of written notification of denial of a claim;

         (b)     review pertinent documents; and

         (c)     submit issues and comments in writing.

SECTION 7.5 Review. A decision on review of a denied claim shall be made not later than sixty days after receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than 120 days after receipt of a request for review. The decision on review shall be in writing and shall include the specific reason(s) for the decision and the specific reference(s) to the pertinent provisions of the Plan on which the decision is based.

                                  ARTICLE VIII
                                     TRUST


SECTION 8.1 Trust. A trust to be known as the Allied Capital Advisers, Inc. Deferred Compensation Trust (the "Trust") has been established by the execution of a Trust agreement with one or more Trustees and is intended to be maintained as a "grantor trust" under Code Section 677. The assets of the Trust will be held, invested and disposed of by the Trustee, in accordance with the terms of the Trust, for the purpose of providing Plan Benefits for the Participants. Notwithstanding any provision of the Plan or the Trust to the contrary, the assets of the Trust shall at all times be subject to the claims of the Employer's general creditors in the event of insolvency or bankruptcy.

SECTION 8.2 Contributions and Expenses. The Employer, in its sole discretion, and from time to time, may make contributions to the Trust. All Plan Benefits under the Plan and expenses chargeable to the Plan, to the extent not paid directly by the Employer, shall be paid from the Trust.

SECTION 8.3 Trustee Duties. The powers, duties and responsibilities of the Trustee shall be as set forth in the Trust agreement and nothing contained in the Plan, either expressly or by implication, shall impose any additional powers, duties or responsibilities upon the Trustee.

SECTION 8.4 Reversion to the Employer. The Employer shall have no beneficial interest in the Trust and no part of the Trust shall ever revert or be repaid to the Employer, directly or indirectly, except as otherwise provided in Section 8.1 or the Trust agreement.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS


SECTION 9.1 Amendment. The Employer reserves the right to amend the Plan in any manner that it deems advisable, by a resolution of the Board. No amendment shall, without the Participant's consent, affect the amount of the Participant's Plan Benefit at the time the amendment becomes effective or the right of the Participant to receive a Plan Benefit.

SECTION 9.2 Termination. The Employer reserves the right to terminate the Plan at any time by resolution of its Board. No termination shall, without the Participant's consent, affect the amount of the Participant's Plan Benefit prior to the termination or the right of the Participant to receive a Plan Benefit.

SECTION 9.3 No Assignment. The Participant shall not have the power to pledge, transfer, assign, anticipate, mortgage or otherwise encumber or dispose of in advance any interest in amounts payable hereunder or any of the payments provided for herein, nor shall any interest in amounts payable hereunder or in any payments be subject to seizure for payments of any debts, judgments, alimony or separate maintenance, or be reached or transferred by operation of law in the event of bankruptcy, insolvency or otherwise.

SECTION 9.4 Successors and Assigns. The provisions of the Plan are binding upon and inure to the benefit of the Employer, its successors and assigns, and the Participant, his Beneficiaries, heirs, legal representatives and assigns.

SECTION 9.5 Governing Law. The Plan shall be subject to and construed in accordance with the laws of the Commonwealth of Virginia to the extent not preempted by the provisions of ERISA.

SECTION 9.6 No Guarantee of Employment. Nothing contained in the Plan shall be construed as a contract of employment or deemed to give any Participant the right to be retained in the employ of an Employer or any equity or other interest in the assets, business or affairs of the Employer. No Participant hereunder shall have a security interest in assets of the Employer used to make contributions or pay Plan Benefits.

SECTION 9.7 Severability. If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, but the Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

SECTION 9.8 Notification of Addresses. Each Participant and each Beneficiary shall file with the Administrator, from time to time, in writing, the post office address of the Participant, the post office address of each Beneficiary, and each change of post office address. Any communication, statement or notice addressed to the last post office address filed with the Administrator (or if no such address was filed with the Administrator, then to the last post office address of the Participant or Beneficiary as shown on the Employer's records) shall be binding on the Participant and each Beneficiary for all purposes of the Plan and neither the Administrator nor the Employer shall be obligated to search for or ascertain the whereabouts of any Participant or Beneficiary.

SECTION 9.9 Bonding. The Administrator and all agents and advisors employed by it shall not be required to be bonded, except as otherwise required by ERISA.

The undersigned, pursuant to the approval of the Board, does hereby execute the Allied Capital Advisers, Inc. Deferred Compensation Plan on this 1st day of January, 1997.

                                                  ALLIED CAPITAL ADVISERS, INC.

Attest:   /s/ SUZANNE V. SPARROW           By:        /s/ JOAN M. SWEENEY
         -------------------------             ---------------------------------
                (Signature)                                (Signature)


             Suzanne V. Sparrow                          Joan M. Sweeney
         -------------------------             ---------------------------------
                (Print Name)                                (Print Name)